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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): May 14, 2014

RADIUS HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53173 (Commission File Number)	80-0145732 (I.R.S. Employer Identification No.)

201 Broadway, 6th Floor
Cambridge, MA 02139
(Address of principal executive offices) (Zip Code)

(617) 551-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Lease

        On May 14, 2014, Radius Health, Inc. (the "Company") entered into an Indenture of Lease (the "Lease") with BP Bay Colony LLC ("Landlord") for approximately 8,490 rentable square feet in the building located at 950 Winter Street, Waltham, MA 02451 (the "New Office"). The Company entered into the Lease in anticipation of the expiration of the lease for its current executive office in Cambridge, Massachusetts on July 31, 2014. The New Office will serve as the Company's executive office.

        The initial term of the Lease is 60 months beginning on the earlier of the date on which the New Office is ready for occupancy or the date on which the Company occupies any portion of the New Office. The Company's occupancy depends on the completion of certain improvements to the New Office. The Company anticipates commencing the Lease on August 1, 2014, subject to potential delays resulting from construction timing or other unanticipated complications. The Company has the option to extend the Lease once for an additional 5-year period.

        Upon commencement of the Lease, the Company shall be obligated to make monthly rent payments as set forth below:

Lease Year	Monthly Rent	Annual Rent
1	$23,701.25	$284,415.00
2	$24,408.75	$292,905.00
3	$25,116.25	$301,395.00
4	$25,823.75	$309,885.00
5	$26,531.25	$318,375.00

        In addition to its rent obligation, the Company is also responsible for certain costs and charges specified in the Lease, including certain operating expenses, utilities, taxes and insurance. Upon execution and delivery of the Lease, the Company was required to deposit with the Landlord $150,697.50 (the "Security Deposit") to secure the Company's performance of its obligations under the Lease. The amount of the Security Deposit remaining after deductions by the Landlord in accordance with the Lease shall be returned to the Company upon the expiration or earlier termination of the Lease.

        The foregoing summary of the Lease is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendments to Agreements with Nordic

        On May 19, 2014, the Company entered into Amendment No. 5 to Work Statement NB-1 (the "Fifth NB-1 Amendment") under the Clinical Trial Services Agreement (the "Services Agreement"), entered into as of March 29, 2011, between the Company and Nordic Bioscience Clinical Development VII A/S ("Nordic"). The Fifth NB-1 Amendment modifies Amendment No. 4 to Work Statement NB-1 (the "Fourth NB-1 Amendment"), entered into as of March 28, 2014, under the Services Agreement. Under the Fourth NB-1 Amendment, the Company had agreed to pay to Nordic an additional performance incentive (a "Performance Incentive Payment") of $500,000 for every 50 patients that, subsequent to March 28, 2014, complete all end-of-study procedures of the Phase 3 clinical study of the Company's Abaloparatide-SC product, up to a maximum aggregate amount of additional payments equal to $5 million. Any Performance Incentive Payment would be paid in cash in the event an underwritten initial public offering of shares of the Company's common stock (an "IPO") is consummated prior to May 31, 2014. Should an IPO not be consummated by the Company prior to May 31, 2014, Performance Incentive Payments would be paid instead through the issuance to Nordic of shares of capital stock of the Company under the same model for equity-based compensation that is contemplated by the Company's existing outstanding work statements under the Services Agreement.

The Fifth NB-1 Amendment amends the date prior to which an IPO is to be consummated under the Fourth NB-1 Amendment from May 31, 2014 to June 30, 2014.

        On May 19, 2014, the Company entered into Amendment No. 3 (the "Third Stock Issuance Agreement Amendment") to the Amended and Restated Stock Issuance Agreement, dated as of May 16, 2011, between the Company and Nordic (the "Stock Issuance Agreement"). The Third Stock Issuance Agreement modifies Amendment No. 2 (the "Second Stock Issuance Agreement Amendment") to the Stock Issuance Agreement. The Stock Issuance Agreement, as amended by the Second Stock Issuance Agreement Amendment, provided that in the event an IPO occurs prior to May 31, 2014, any payments owed by the Company to Nordic in relation to Work Statement NB-1 and Work Statement NB-3 for all periods of time after 2014, excluding any Performance Incentive Payments, would be changed from the right to receive stock to the right to receive a total cash payment from the Company of $4.3 million payable in ten equal monthly installments of $430,000 beginning on March 31, 2015. The Stock Issuance Agreement, as amended by the Second Stock Issuance Agreement Amendment, also stipulated that all consideration to be paid to Nordic pursuant to the Stock Issuance Agreement at any time after the consummation of an IPO be payable in cash. The Third Stock Issuance Agreement Amendment amends the date by when an IPO is to occur under the Stock Issuance Agreement, as amended by the Second Stock Issuance Agreement Amendment, from May 31, 2014 to June 30, 2014.

        The preceding descriptions of the Fifth NB-1 Amendment and the Third Stock Issuance Agreement Amendment, are qualified in their entirety by reference to the full texts of the Fifth NB-1 Amendment and the Third Stock Issuance Agreement Amendment, copies of which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)
Creation of a Direct Financial Obligation.

The description of the Lease in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference. This description is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

        See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014

Radius Health, Inc.
By:	/s/ B. NICHOLAS HARVEY Name: B. Nicholas Harvey Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit	Description
10.1	Indenture of Lease, dated May 14, 2014, by and between the Company and BP Bay Colony LLC
10.2	Clinical Trial Services Agreement Amendment No. 5 to Work Statement NB-1, dated May 19, 2014, by and between the Company and Nordic Bioscience Clinical Development VII A/S.
10.3	Amendment No. 3 to Amended and Restated Stock Issuance Agreement, dated May 19, 2014, by and between the Company and Nordic Bioscience Clinical Development VII A/S.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX